Exhibit 32.1
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report on Form 10-Q of NewLake Capital Partners, Inc. (the “Company”) for the quarter ended September 30, 2024, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Anthony Coniglio, President and Chief Executive Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of his knowledge:
(1)the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
It is not intended that this statement be deemed to be filed for purposes of the Securities Exchange Act of 1934.

Date: November 13, 2024	By:	/s/ANTHONY CONIGLIO
Anthony Coniglio
President and Chief Executive Officer
(Principal Executive Officer)